SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2004

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)


  GEORGIA                            0-9385                      58-2458679
  -------                            ------                      ----------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 266-8333
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Regulation FD Disclosure

On July 21, 2004, Bull Run Corporation issued a press release reporting that Thomas J. Stultz had been named President and Chief Executive Officer of Bull Run's wholly-owned operating subsidiary, Host Communications, Inc. Mr. Stultz replaced Mr. Gordon D. Whitener, who has left the company to pursue other opportunities. Mr. Whitener also resigned from Bull Run's board of directors. As stated in the press release, it is expected that Mr. Stultz will be nominated to fill the vacated seat on Bull Run's board.

The information in this Report, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9. Financial Statements, Pro Forma Information and Exhibits

(c) Exhibits -
      Exhibit 99 - Press release dated July 21, 2004


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2004                   BULL RUN CORPORATION

                                      By: /s/ FREDERICK J. ERICKSON
                                          --------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance,
                                          Chief Financial Officer, Treasurer and
                                          Assistant Secretary


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